CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of J.P. Morgan Exchange-Traded Fund Trust of our report dated August 29, 2022, relating to the financial statements and financial highlights, which appears in JPMorgan Equity Focus Fund’s Annual Report on From N-CSR for the year ended June 30, 2022. We also consent to the references to us under the heading “Financial Highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

New York, New York

March 10, 2023

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of J.P. Morgan Exchange-Traded Fund Trust of our report dated April 27, 2022, relating to the financial statements and financial highlights, which appears in JPMorgan High Yield Municipal Fund’s Annual Report on Form N-CSR for the year ended February 28, 2022. We also consent to the references to us under the headings “Independent Registered Public Accounting Firm” and “Financial Highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

New York, New York

March 10, 2023

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of J.P. Morgan Exchange-Traded Fund Trust of our report dated April 28, 2022, relating to the financial statements and financial highlights, which appears in JPMorgan Limited Duration Bond Fund’s Annual Report on Form N-CSR for the year ended February 28, 2022. We also consent to the references to us under the headings “Independent Registered Public Accounting Firm” and “Financial Highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

New York, New York

March 10, 2023

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of J.P. Morgan Exchange-Traded Fund Trust of our report dated April 27, 2022, relating to the financial statements and financial highlights, which appears in JPMorgan Sustainable Municipal Income Fund’s Annual Report on Form N-CSR for the year ended February 28, 2022. We also consent to the references to us under the headings “Independent Registered Public Accounting Firm” and “Financial Highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

New York, New York

March 10, 2023